Exhibit-32.1


                        Certification Pursuant to
                          18 U.S.C. Section 1350,
                          as Adopted Pursuant to
             Section 906 of the Sarbanes-Oxley Act of 2002


In connection with the Amended Report of eClic, Inc. (the "Company") on Form 10-KSB/A for the fiscal year ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Evagelina Esparza Barrza, Chief Executive Officer, Principal Executive Officer, Chief Financial Officer and Principal Accounting Officer of eClic, Inc.
(the "Registrant"), certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: June 15, 2004
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                                           /s/ Evagelina Esparza Barrza
                                           ----------------------------
                                               Evagelina Esparza Barrza
                                               Chief Executive Officer
                                               Chief Financial Officer